EXHIBIT 3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 6-K for the Quarterly Report for the nine months ended October 2, 2004 (the “Report”) of NovAtel Inc., I, Jonathan W. Ladd, President and Chief Executive Officer, of NovAtel Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in such Report fairly represents, in all material respects, the financial condition and results of operations of NovAtel Inc.

Date: November 25, 2004	/s/ JONATHAN W. LADD
Jonathan W. Ladd
President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 6-K for the Quarterly Report for the nine months ended October 2, 2004 (the “Report”) of NovAtel Inc., I, Werner Gartner, Executive Vice President and Chief Financial Officer, of NovAtel Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in such Report fairly represents, in all material respects, the financial condition and results of operations of NovAtel Inc.

Date: November 25, 2004	/s/ WERNER GARTNER
Werner Gartner
Executive Vice President and Chief Financial Officer